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                                                                Exhibit 10 n (A)

                     FIRST AMENDMENT TO TERM LOAN AGREEMENT
                     --------------------------------------

     THIS FIRST AMENDMENT TO TERM LOAN AGREEMENT (this "AMENDMENT"), is made and entered into as of January 31, 2008, by and among GPW TIMBERLANDS, LLC, a Delaware limited liability company (the "Borrower"), P.H. GLATFELTER COMPANY, a Maryland corporation (the "PARENT"), the several banks and other financial institutions from time to time party to the Term Loan Agreement referenced below (the "Lenders"), and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").


                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a certain Term Loan Agreement, dated as of March 21, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "TERM LOAN AGREEMENT"; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Term Loan Agreement), pursuant to which the Lenders have made a certain Term Loan to the Borrower;

     WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Term Loan Agreement to extend the Maturity Date of the Term Loan from March 26, 2008 to March 26, 2013 and to modify the interest rate applicable to the Term Loan, and subject to the terms and conditions hereof, the Lenders and the Administrative Agent are willing to do so;

     NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Parent, the Lenders and the Administrative Agent agree as follows:

1. AMENDMENTS.
   ----------

     (a) Section 1.1 of the Term Loan Agreement is hereby amended by replacing the definition of "Maturity Date" in its entirety with the following definition:

          ""MATURITY DATE" shall mean the earlier of (i) March 26, 2013, or (ii) the date on which the outstanding principal amount of the Term Loan has been declared, or automatically has become, due and payable (whether by acceleration or otherwise)."

     (b) Section 2.5 of the Term Loan Agreement is hereby amended by replacing subsection (a) thereof in its entirety with the following subsection (a):


            Signature Page to First Amendment to Term Loan Agreement

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"(a) Subject to subsections (b) and (c) of this Section 2.5, to but excluding the date that is five (5) days after the fifth (5th) anniversary of the Closing Date, the Borrower shall pay interest on the Term Loan at the rate of 3.82% per annum. Thereafter, the Borrower shall pay interest on the Term Loan at a per annum rate (fixed for the remaining term of the Term Loan) equal to LIBOR plus 0.50%. As used herein "LIBOR" shall mean, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBOR01 Page (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London, England time) as of two Business Days prior to the fifth (5th) anniversary of the Closing Date for a term of three months.


     2. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders or the Administrative Agent under the Term Loan Agreement, this Amendment shall not become effective, and the Borrower shall have no rights under this Amendment, until each of the following conditions have been satisfied to the satisfaction of the Administrative Agent:

          (a) the Administrative Agent shall have received executed counterparts to this Amendment from the Borrower and the Lenders;

          (b) the Administrative Agent shall have received an amendment to the Conservation Fund Letter of Credit, in form and substance satisfactory to the Administrative Agent, which amendment shall extend the stated expiration date of the Conservation Fund Letter of Credit from July 5, 2008 to July 5, 2013;

          (c) the Administrative Agent shall have received a written reaffirmation by Sustainable Conservation, Inc. of the Consent, Waiver and Agreement, which written reaffirmation shall be in form and substance satisfactory to the Administrative Agent;

          (d) the Administrative Agent shall have received a written opinion of outside counsel to the Parent and the Borrower with respect to this Amendment and such other matters as the Administrative Agent shall request;

          (e) all of the representations and warranties of the Parent and the Borrower set forth in the Term Loan Agreement and the other Loan Documents shall be true and correct as of the date hereof;

          (f) no Default or Event of Default shall have occurred and be continuing as of the date hereof; and

          (g) the Administrative Agent shall have received payment from the Borrower of an extension fee in the amount of $50,000.

     3. REPRESENTATIONS AND WARRANTIES. To induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders and the Administrative Agent that:
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          (h) The Borrower (i) is validly existing limited liability company under the laws of the State of Delaware, and (ii) has all requisite limited liability company power and authority to carry on its business as now conducted and to own its properties and other assets.

          (i) The execution, delivery and performance by the Borrower of this Amendment are within the Borrower's legal organizational powers and have been duly authorized by all necessary action. This Amendment has been duly executed and delivered by the Borrower, and constitutes the valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

          (j) The execution, delivery and performance by the Borrower of this Amendment (a) do not require any consent or approval of, registration or filing with, or action by, any Governmental Authority, (b) will not violate any applicable law, rule or regulation or the certificate of formation or limited liability company agreement of the Borrower or any judgment, order or ruling of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or instrument binding on the Borrower or any of its assets or give rise to a right thereunder to require any payment to be made by the Borrower and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower, except Liens (if any) created under the Loan Documents.

          (k) As of the date hereof the Borrower has no outstanding Indebtedness other than the Indebtedness created pursuant to the Term Loan Agreement and the other Loan Documents.

          (l) No litigation, investigation or proceeding of or before any arbitrators or Governmental Authority is pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower.

          (m) The Borrower is in compliance with (a) all applicable laws, rules, regulations, judgments and orders of any Governmental Authority, and (b) all indentures, agreements or other instruments binding upon it or its properties.

          (n) The Borrower has timely filed or caused to be filed all Federal income tax returns and all other material tax returns that are required to be filed by it, and has paid all taxes shown to be due and payable on such returns or on any assessments made against it or its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority.

          (o) None of the proceeds of the Term Loan have been or will be used in any manner that violates any rule or regulation of the Board of Governors of the Federal Reserve System, including Regulations T, U or X.

          (p) The Borrower has good title to all of its property, free and clear of any Liens except Permitted Liens.
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          (q) After giving effect to this Amendment, the representations and warranties contained in the Term Loan Agreement and the other Loan Documents are true and correct, and no Default or Event of Default has occurred and is continuing as of the date hereof.

     4. REAFFIRMATION OF GUARANTY AND INDEMNIFICATION AGREEMENT. The Parent hereby consents to the execution and delivery by the Borrower of this Amendment, ratifies and confirms each of the terms of the Guaranty and Indemnification Agreement, and agrees that each of its representations, warranties, covenants and other obligations under the Guaranty and Indemnification Agreement shall remain in full force and effect and shall not be diminished or impaired in any manner or respect by the execution and delivery of this Amendment, the extension of the Maturity Date pursuant hereto, or the modification of the interest rate applicable to the Term Loan as provided herein. Without limitation to the foregoing, the Parent hereby acknowledges and confirms that, notwithstanding anything to the contrary contained in this Amendment or any other Loan Document or otherwise, or any actions now or hereafter taken by the Lenders or the Administrative Agent with respect to the Term Loan, the Guaranty and Indemnification Agreement (i) is and shall continue to be a primary obligation of the Parent, (ii) is and shall continue to be an absolute, unconditional, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained in this Amendment shall release, discharge, modify, change or affect the terms and provisions of the Guaranty and Indemnification Agreement or the obligations and liability of the Parent thereunder. The Parent hereby restates each of the representations and warranties set forth in Section 3 of the Guaranty and Indemnification Agreement as if fully set forth herein, and hereby confirms that each of such representations and warranties set forth in Section 3 of the Guaranty and Indemnification Agreement are true and correct as of the date hereof.

     5. EFFECT OF AMENDMENT. Except as set forth expressly herein, all terms of the Term Loan Agreement and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower and the Parent, respectively, to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent, nor constitute a waiver of any provision of the Term Loan Agreement or any other Loan Document. This Amendment shall constitute a Loan Document.

     6. GOVERNING LAW. (a) This Amendment shall be construed in accordance with and shall be governed by the law (without giving effect to the conflict of law principles thereof) of the State of Georgia.

     (b) Each of the Borrower and the Parent hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court of the Northern District of Georgia, and Superior Court of Fulton County, Georgia and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment or any other Loan Document or the transactions contemplated hereby or thereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be
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heard and determined in such Georgia state court or, to the extent permitted by applicable law, such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment or any other Loan Document shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Amendment or any other Loan Document against the Borrower or the Parent or any of their respective properties in the courts of any jurisdiction.

     (c) Each of the Borrower and the Parent irrevocably and unconditionally waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding described in paragraph (b) of this Section and brought in any court referred to in paragraph (b) of this Section. Each of the parties hereto irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (d) Each party to this Amendment irrevocably consents to the service of process in the manner provided for notices in Section 9.1 of the Term Loan Agreement and Section 12 of the Guaranty and Indemnification Agreement. Nothing in this Amendment or in any other Loan Document will affect the right of any party hereto to serve process in any other manner permitted by law.

     7. WAIVER OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     8. NO NOVATION. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Term Loan Agreement or an accord and satisfaction in regard thereto.

     9. COSTS AND EXPENSES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.

     10. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all
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of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

     11. BINDING NATURE. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

     12. ENTIRE UNDERSTANDING. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal by their respective authorized officers as of the day and year first above written.

                                      GPW TIMBERLANDS, LLC


                                      By /s/ George B. Amoss, Jr. (Seal)
                                        -------------------------
                                      Name: George B. Amoss, Jr.
                                      Title: President



                                      P.H. GLATFELTER COMPANY


                                      By /s/ Jeffrey J. Norton   (Seal)
                                        -------------------------
                                      Name: Jeffrey J. Norton
                                      Title: Vice President, General Counsel &
                                             Secretary



                                      SUNTRUST BANK
                                      AS ADMINISTRATIVE AGENT AND AS SOLE LENDER

                                      By /s/ Mark A. Flatin      (Seal)
                                        -------------------------
                                      Name: Mark A. Flatin
                                      Title: Managing Director